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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




                               Cotelligent, Inc.
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             (Exact name of registrant as specified in its charter)



                               July 10, 2000
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               Date of Report (Date of earliest event reported)




         Delaware                         0-27412           94-3173918
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  (State or other juris-             (Commission         (I.R.S. Employer
diction of incorporation)             File Number)      Identification No.)


        101 California Street - Suite 2050 San Francisco, CA      94111
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              (Address of principal executive offices)          (Zip Code)



                                (415) 439-6400
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             (Registrant's telephone number, including area code)
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Item 5.  Other Events.
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                    On July 10, 2000, Cotelligent, Inc. (the "Company")
announced its promotion of Daniel E. Jackson to the position of President and Chief Operating Officer of the Company and its employment of Jeffrey B. Van Horn to serve as Executive Vice President, Chief Financial Officer and Treasurer.

               A copy of the press release announcing Mr. Jackson's promotion and the employment of Mr. Van Horn and a copy of Mr. Van Horn's employment agreement with the Company are attached as Exhibits to this Current Report on Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
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     (c) Exhibits.

          Exhibit No.                 Exhibit
          -----------                 -------

            10.1                      Employment Agreement of
                                      Jeffrey B. Van Horn

            99                        Press Release



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                                 Signature
                                 ---------

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                    COTELLIGENT, INC.
                                                     (Registrant)



Dated: July 17, 2000                        By:  /S/ James R. Lavelle
                                               ------------------------------
                                                 James R. Lavelle
                                                 Chief Executive Officer
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                                    EXHIBIT INDEX
                                    -------------



Exhibit No.         Description                                          Page
-----------         -----------                                          ----

10.1                Employment Agreement between the Company and Jeff B.
                    Van Horn dated July 10, 2000.

99                  Press Release announcing promotion of Daniel E.
                    Jackson to President and Chief Operating Officer and the employment of Jeff Van Horn as Executive Vice President, Chief Financial Officer and Treasurer